Consolidated Quarterly Holdings Report
for
Fidelity® Risk Parity Fund
April 30, 2023
RPF-NPRT1-0623
1.9904686.100
Equity Funds - 47.6%
	Shares	Value ($)
Domestic Equity Funds - 28.7%
Fidelity Commodity Strategy Fund (a)	8,794	848,878
Fidelity Real Estate Index Fund (a)	14,229	211,296
Fidelity Small Cap Index Fund (a)	14,556	318,923
Fidelity Small Cap Value Index Fund (a)	23,180	481,688
Fidelity Total Market Index Fund (a)	1,038	118,928
SPDR Gold Shares (b)	402	74,290
TOTAL DOMESTIC EQUITY FUNDS		2,054,003
International Equity Funds - 18.9%
Fidelity Emerging Markets Index Fund (a)	53,664	523,762
Fidelity International Index Fund (a)	18,058	829,958
TOTAL INTERNATIONAL EQUITY FUNDS		1,353,720
TOTAL EQUITY FUNDS (Cost $3,594,108)		3,407,723

Fixed-Income Funds - 19.2%
	Shares	Value ($)
Fixed-Income Funds - 16.9%
Fidelity Inflation-Protected Bond Index Fund (a)	39,625	370,096
Fidelity Long-Term Treasury Bond Index Fund (a)	43,800	472,162
iShares iBoxx $ High Yield Corporate Bond ETF	252	18,991
iShares J.P. Morgan EM Local Currency Bond ETF	3,353	121,312
iShares JPMorgan USD Emerging Markets Bond ETF	953	82,101
iShares U.S. Treasury Bond ETF	6,098	142,937
TOTAL FIXED-INCOME FUNDS		1,207,599
Global Fixed-Income Funds - 2.3%
Fidelity International Bond Index Fund (a)	18,248	164,049
TOTAL FIXED-INCOME FUNDS (Cost $1,377,941)		1,371,648

U.S. Treasury Obligations - 4.7%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.49% to 4.61% 5/4/23 to 6/1/23 (d)(e) (Cost $339,837)	340,000	339,850

Cash Equivalents - 28.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (f) (Cost $2,020,431)	2,020,027	2,020,431

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $7,332,317)	7,139,652
NET OTHER ASSETS (LIABILITIES) - 0.3%	21,014
NET ASSETS - 100.0%	7,160,666

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	2	Jun 2023	214,960	13,443	13,443
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	3	Jun 2023	147,630	3,838	3,838

TOTAL PURCHASED					17,281

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1	Jun 2023	209,425	(14,671)	(14,671)

TOTAL FUTURES CONTRACTS					2,610
The notional amount of futures purchased as a percentage of Net Assets is 5.1%
The notional amount of futures sold as a percentage of Net Assets is 2.9%

Total Return Swaps
Underlying Reference	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Units	Notional Amount	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Invesco Senior Loan ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index minus 125 basis points	Monthly	BNP Paribas SA	Oct 2023	49,223	1,025,315	(27)	0	(27)
iShares US Treasury Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 10 basis points	Monthly	BNP Paribas SA	Nov 2023	14,753	345,294	(662)	0	(662)
Invesco Senior Loan ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index minus125 basis points	Monthly	BNP Paribas SA	Nov 2023	3,732	77,661	255	0	255
iShares TIPS Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 15 basis points	Monthly	BNP Paribas SA	Nov 2023	2,573	283,853	(1,339)	0	(1,339)
iShares 20+ Year Treasury Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 15 basis points	Monthly	Bank of America, N.A.	Jul 2023	777	82,828	(394)	0	(394)
iShares TIPS Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 20 basis points	Monthly	Goldman Sachs Intl.	Jul 2023	12,274	1,354,068	(6,432)	0	(6,432)
iShares J.P. Morgan EM Local Currency Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 40 basis points	Monthly	Goldman Sachs Intl.	Jul 2023	8,674	313,262	(570)	0	(570)
iShares J.P. Morgan USD Emerging Markets Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 35 basis points	Monthly	Goldman Sachs Intl.	Jul 2023	1,942	166,955	(252)	0	(252)
SPDR Gold Shares	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 25 basis points	Monthly	Goldman Sachs Intl.	Jul 2023	2,959	546,054	(1,151)	0	(1,151)
iShares iBoxx $ High Yield Corporate Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index minus 150 basis points	Monthly	Goldman Sachs Intl.	Oct 2023	8,707	654,331	309	0	309
iShares iBoxx $ High Yield Corporate Bond ETF	Receives	Monthly	3-month US auction rate T-Bill minus 120 basis points	Monthly	Goldman Sachs Intl.	Oct 2023	1,286	96,385	315	0	315
iShares J.P. Morgan USD Emerging Markets Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index minus 10 basis points	Monthly	Morgan Stanley Capital Services LLC	Nov 2023	568	48,984	(211)	0	(211)
TOTAL RETURN SWAPS									(10,159)	0	(10,159)

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)	Non-income producing
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $33,955.
(e)	Security or a portion of the security has been segregated as collateral for open bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $305,895.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	1,336,627	1,123,004	439,200	20,503	-	-	2,020,431	0.0%
Total	1,336,627	1,123,004	439,200	20,503	-	-	2,020,431

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Commodity Strategy Fund	1,314,000	29,559	425,081	-	(207,560)	137,960	848,878
Fidelity Emerging Markets Index Fund	172,064	370,184	7,373	-	(523)	(10,590)	523,762
Fidelity Inflation-Protected Bond Index Fund	442,321	67,154	142,899	54	(7,892)	11,412	370,096
Fidelity International Bond Index Fund	-	164,654	736	1,345	(8)	139	164,049
Fidelity International Index Fund	833,192	106,368	130,976	-	(803)	22,177	829,958
Fidelity Long-Term Treasury Bond Index Fund	636,668	79,090	225,204	3,769	(21,810)	3,418	472,162
Fidelity Real Estate Index Fund	237,762	9,655	19,307	-	813	(17,627)	211,296
Fidelity Small Cap Index Fund	370,660	24,257	49,882	-	1,651	(27,763)	318,923
Fidelity Small Cap Value Index Fund	555,772	58,048	74,761	-	1,735	(59,106)	481,688
Fidelity Total Market Index Fund	176,997	74,227	135,587	227	2,818	473	118,928
	4,739,436	983,196	1,211,806	5,395	(231,579)	60,493	4,339,740

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Risk Parity Cayman Ltd.	253,557	13,000	57,432	-	4,179	10,120	223,424

The Fund invests in certain commodity-related investments through Fidelity Risk Parity Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2023, the Fund held an investment of $223,424 in the Subsidiary, representing 3.1% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index  interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its commodities market exposure

Open swaps at period end are included in the Consolidated Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.